                                                                   Exhibit 10.30


                            FIRST AMENDMENT TO LEASE
                                 (Extended Term)

I.      PARTIES AND DATE

        THIS FIRST AMENDMENT TO LEASE (this "Amendment") dated for reference purposes only as of June 27, 2001, is entered into by and between ALTON PLAZA PROPERTY, INC., a Delaware corporation ("Lessor"), and ISTA PHARMACEUTICALS, INC., a Delaware corporation (formerly known as Advanced Corneal Systems, Inc.) ("Lessee").

II.     RECITALS

        A. Lessor's predecessor in interest, Aetna Life Insurance Company, and Lessee entered into that certain Lease Agreement dated September 13, 1996 (the "Lease") for certain premises located at 15279 Alton Parkway, Suite 100, Irvine, California 92618 (the "Premises"). The Premises contain approximately 13,448 square feet of rentable area. The term of the Lease is currently scheduled to expire on September 30, 2001 (the "Term Expiration Date"). Capitalized terms used and not otherwise defined in this Amendment shall have the same definitions as set forth in the Lease.

        B. Lessor and Lessee have agreed to extend the term of the Lease for an additional period of three (3) years beyond the Term Expiration Date.

III.    LEASE EXTENSION

        Lessor and Lessee hereby agree to extend the term of the Lease upon the terms and conditions hereinafter set forth.

        A. Term. The term of the Lease is hereby extended for a period of three
(3) years commencing on October 1, 2001 and terminating on September 30, 2004 (the "Extended Term").

        B. Rent. Notwithstanding any provision of the Lease to the contrary, Lessee shall pay to Lessor throughout the Extended Term, at such place as Lessor may designate, without deduction, offset, prior notice or demand, Base Rent in lawful money of the United States in the amounts as set forth below:

                      Months              Base Rent Amount
                      ------              ----------------
                       1-12              $20,172.00 per month
                      13-24               20,844.40 per month
                      25-36               21,516.80 per month


           In addition, Lessee shall continue to pay throughout the Extended Term Lessee's Share, which is 6.24%, of the Operating Expenses, Tax Expenses and Common Area Utility Costs in accordance with the terms of the Lease.

        C. Condition of Premises. Lessee shall accept the Premises in its "AS IS" condition effective as of the commencement of the Extended Term.

        D. Modified Provisions. Effective as of the date hereof, Paragraph 31(x) of the Lease, is hereby modified to provide that copies of all notices to Lessor shall also be sent to Lessor, c/o AEW Capital Management, L.P., World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02110-2021, Attention:
Asset Management and Legal Department.

        E. Deleted Provision. Paragraphs 40 and 42 of Addendum I to the Lease are hereby deleted in their entirety and shall be of no further force and effect.

        F. Broker's Commission. Each party shall hold the other harmless from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by any broker or real estate agent with respect to this Amendment or the negotiation thereof.

        G. Governing Law. This Amendment and any enforcement of the agreements and modifications set forth above shall be governed by and construed in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

"LESSOR":

ALTON PLAZA PROPERTY, INC.,
a Delaware corporation


By:
   ---------------------------

Name:
     -------------------------
Its:
     -------------------------
"LESSEE":

ISTA PHARMACEUTICALS, INC.,

a Delaware corporation

By:
   ---------------------------

Name:
     -------------------------
Its:
     -------------------------

By:
   ---------------------------

Name:
     -------------------------
Its:
     -------------------------



                                      2